Exhibit 99.1

Consolidated Communications Announces Offering of Senior Notes to Fund SureWest Acquisition

Mattoon, IL — May 14, 2012 —Consolidated Communications Holdings, Inc. (Nasdaq:CNSL) (“Consolidated”) announced today that its wholly-owned subsidiary, Consolidated Communications Finance Co. (“Finance Co.”), intends to offer (the “Offering”), subject to market and other conditions, $350 million in aggregate principal amount of senior notes due 2020 (the “Notes”).  The Notes will be the senior obligations of Finance Co., which will be merged into Consolidated Communications, Inc., the parent of Finance Co. and a first tier subsidiary of Consolidated, upon completion of Consolidated’s previously-announced acquisition of SureWest Communications (Nasdaq: SURW) (the “Proposed Acquisition”).  Upon closing of the Proposed Acquisition, the obligations under the Notes will be assumed by Consolidated Communications, Inc. and will be guaranteed by Consolidated and certain of its existing and future wholly-owned subsidiaries.  Consolidated intends to use the net proceeds of the Offering to partially fund the Proposed Acquisition.

Pending completion of the Proposed Acquisition, the proceeds of the Offering, together with available cash, will be held in an escrow account in an amount equal to 101% of the aggregate principal amount of the Notes, together with interest payable on the Notes.  If the Proposed Acquisition is terminated or not completed on or prior to November 5, 2012, the Notes will be subject to a special mandatory redemption at a redemption price equal to 101% of the aggregate principal amount of the Notes plus accrued and unpaid interest.  Until termination or completion of the Proposed Acquisition, the Notes will be secured by first-priority liens on the funds in the escrow account.

The Notes will be offered in the United States to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States pursuant to Regulation S under the Securities Act. The Notes and the related guarantees have not been registered under the Securities Act, or any state securities laws, and, unless so registered, may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws.

This press release is for informational purposes only and does not constitute an offer to sell the Notes, nor a solicitation for an offer to purchase the Notes or any other securities, nor shall there be any sales of Notes or other securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Safe Harbor

Any statements other than statements of historical facts, including statements about management’s beliefs and expectations, are forward-looking statements and should be evaluated as such. These statements are made on the basis of management’s views and assumptions regarding future events and business performance. Words such as “estimate,” “believe,”

“anticipate,” “expect,” “intend,” “plan, “target,” “project,” “should,” “may,” “will” and similar expressions are intended to identify forward-looking statements. Forward-looking statements (including oral representations) involve risks and uncertainties that may cause actual results to differ materially from any future results, performance or achievements expressed or implied by such statements. These risks and uncertainties include the ability of Consolidated to complete the acquisition of SureWest, successfully integrate the operations of SureWest and realize the synergies from the acquisition, as well as a number of other factors related to the businesses of Consolidated and SureWest, including various risks to stockholders of not receiving dividends and risks to Consolidated’s ability to pursue growth opportunities if Consolidated continues to pay dividends according to the current dividend policy; various risks to the price and volatility of Consolidated’s common stock; the substantial amount of debt and Consolidated’s ability to repay or refinance it or incur additional debt in the future; Consolidated’s need for a significant amount of cash to service and repay the debt and to pay dividends on Consolidated’s common stock; changes in the valuation of pension plan assets; restrictions contained in Consolidated’s debt agreements that limit the discretion of management in operating the business; regulatory changes, including changes to subsidies, rapid development and introduction of new technologies and intense competition in the telecommunications industry; risks associated with Consolidated’s possible pursuit of acquisitions; economic conditions in Consolidated’s and SureWest’s service areas; system failures; losses of large customers or government contracts; risks associated with the rights-of-way for the network; disruptions in the relationship with third party vendors; losses of key management personnel and the inability to attract and retain highly qualified management and personnel in the future; changes in the extensive governmental legislation and regulations governing telecommunications providers and the provision of telecommunications services; telecommunications carriers disputing and/or avoiding their obligations to pay network access charges for use of Consolidated’s or SureWest’s network; high costs of regulatory compliance; the competitive impact of legislation and regulatory changes on the telecommunications industry; and liability and compliance costs regarding environmental regulations. These and other risks and uncertainties are discussed in more detail in Consolidated’s and SureWest’s filings with the Securities and Exchange Commission, including the companies’ respective reports on Form 10-K and Form 10-Q.

Many of these risks are beyond management’s ability to control or predict. All forward-looking statements attributable to Consolidated, SureWest or persons acting on behalf of each of them are expressly qualified in their entirety by the cautionary statements and risk factors contained in this communication and the companies’ filings with the Securities and Exchange Commission. Because of these risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements. Furthermore, forward-looking statements speak only as of the date they are made. Except as required under the federal securities laws or the rules and regulations of the Securities and Exchange Commission, we do not undertake any obligation to update or review any forward-looking information, whether as a result of new information, future events or otherwise.

Proxy Statement/Prospectus

This material is not a substitute for the joint proxy statement/prospectus Consolidated and SureWest filed with the Securities and Exchange Commission on March 28, 2012, which, as amended, was declared effective on April 24, 2012. Investors in Consolidated or SureWest

are urged to read the joint proxy statement/prospectus, which contains important information, including detailed risk factors. The joint proxy statement/prospectus is, and other documents which will be filed by Consolidated and SureWest with the Securities and Exchange Commission will be, available free of charge at the Securities and Exchange Commission’s website, www.sec.gov, or by directing a request to Consolidated Communications, 121 South 17th Street, Mattoon, IL 61938, Attention: Investor Relations; or to SureWest Communications, 8150 Industrial Avenue, Building A, Roseville, California 95678, Attention: Investor Relations. The definitive joint proxy statement/prospectus was first mailed to Consolidated’s stockholders and shareholders of SureWest on May 1, 2012.

Proxy Solicitation

Consolidated and SureWest, and certain of their respective directors, executive officers and other members of management and employees are participants in the solicitation of proxies in connection with the Proposed Acquisition. Information about the directors and executive officers of Consolidated is set forth in the joint proxy statement/prospectus. Information about the directors and executive officers of SureWest is set forth in SureWest’s Form 10-K for the year ended December 31, 2011. Investors may obtain additional information regarding the interests of such participants in the proposed transactions by reading the definitive joint proxy statement/prospectus for such proposed transactions.